Employee and Director Benefits	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Employee and Director Benefits

NOTE 13 - EMPLOYEE AND DIRECTOR BENEFITS

The Corporation sponsors a salary deferral, defined contribution plan which provides for both profit sharing and employer matching contributions.  The plan permits investing in the Corporation’s stock subject to certain limitations.  Participants who meet certain eligibility conditions are eligible to participate and defer a specified percentage of their eligible compensation subject to certain income tax law limitations.  The Corporation makes discretionary matching and profit sharing contributions, as approved annually by the Board of Directors, subject to certain income tax law limitations.  Contribution expense for the plan amounted to $542,160,  $530,989, and $564,654, in 2014, 2013, and 2012, respectively.  At December 31, 2014, the Plan owned 316,272 shares of the Corporation’s common stock.

The Corporation also sponsors nonqualified deferred compensation plans, covering certain directors and employees, which have been indirectly funded through the purchase of split-dollar life insurance policies.  In connection with the policies, the Corporation has provided an estimated liability for accumulated supplemental retirement benefits amounting to $1,648,770 and $860,679 at December 31, 2014 and 2013, respectively, which is included in other liabilities in the accompanying consolidated balance sheets.  The increase in the liability in 2014 relates to a deferred compensation liability assumed with The Ohio State Bank acquisition for the benefit of the Bank’s retired president, with payments that began on May 1, 2010.  The Corporation has also purchased split-dollar life insurance policies for investment purposes to fund other employee benefit plans.  The combined cash values of these policies aggregated $15,738,797 and $13,530,890 at December 31, 2014 and 2013, respectively.

Under an employee stock purchase plan, eligible employees may defer a portion of their compensation and use the proceeds to purchase stock of the Corporation at a discount determined semi-annually by the Board of Directors as stipulated in the plan.  The Corporation sold from treasury 684 shares in 2014, 746 shares in 2013, and 626 shares in 2012 under the plan.

The Chief Executive Officer and Chief Financial Officer of the Corporation have employment agreements which provide for certain compensation and benefits should any triggering events occur, as specified in the agreements, including change of control or termination without cause.